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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 10, 2006
                Date of Report (Date of earliest event reported)

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                            ZOLL MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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        Massachusetts                   0-20225                 04-2711626
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

                       269 Mill Road, Chelmsford, MA 01824
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (978) 421-9655

                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 8.01   Other Events

     On March 22, 2006, ZOLL Medical Corporation (the "Company") filed a Form 8-K disclosing the exercise of a previously acquired option to purchase substantially all the assets of Lifecor, Inc., a privately owned medical equipment company that designs, manufactures and markets a wearable external defibrillator system. On April 10, 2006, the Company completed the acquisition of the assets and issued a press release announcing that it had completed the acquisition.

     Pursuant to General Instruction B.2 of Form 8-K, this exhibit is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01   Financial Statements and Exhibits.

  (c) Exhibits.

     Exhibit No.         Title
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         99.1            ZOLL Press release dated April 10, 2006 entitled "ZOLL
                         Medical Completes Acquisition of Business of Lifecor,
                         Inc."


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ZOLL MEDICAL CORPORATION

Date:       April 10, 2006                  By:   /s/ Richard A. Packer
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                                                  Richard A. Packer
                                                  President